UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

HF FOODS GROUP INC
(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-38013 (Commission File Number)	81-2717873 (IRS Employer Identification Number)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of Principal Executive Offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors.
Departure of Felix Lin as Director (Item 5.02(a)) On June 30, 2022, Xi Lin (aka Felix Lin) resigned from his position as a member of the Board of Directors (the “Board”) of HF Foods Group Inc. (the “Company”), effective as of July 1, 2022.
Mr. Lin resigned to create a vacancy on the board to be filled by the appointment of a new independent director. Mr. Lin’s resignation was not related to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Lin will continue to serve as the Company’s Chief Operations Officer and interim Chief Financial Officer after his resignation from the Board becomes effective.
Election of Jose Maroto as Director (Item 5.02(d)) On June 30, 2022, the Board approved the appointment of Mr. Jose Maroto as a member of the Board, effective as of July 1, 2022.
There are no transactions between Mr. Maroto and the Company that would be reportable under Item 404(a) of Regulation S-K. Mr. Maroto was not selected as a director pursuant to any arrangement or understanding between him and any other person.
As an independent director, Mr. Maroto also has been elected to serve on the Board’s Audit, Nominations and Governance, Compensation and Special Transaction Committees, effective as of July 1, 2022.
Mr. Maroto has executed a letter agreement reflecting the terms of his appointment, including the standard compensation for the Company’s independent directors and other normal terms relating to confidentiality and avoidance of conflicts of interest, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
The Company issued a press release on July 7, 2022 announcing Mr. Maroto’s appointment. A copy of this press release is furnished herewith as Exhibit 99.1.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

No.	Description
10.1	Letter Agreement, dated June 30, 2022, by and among HF Foods Group Inc. and Jose Maroto
99.1	Press release issued by HF Foods Group, Inc. on July 7, 2022
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: July 7, 2022	/s/ Xiao Mou Peter Zhang
Xiao Mou Peter Zhang
Chief Executive Officer